EXHIBIT 10.1

TRANSFER OF CLAIM AGREEMENT

“SELLER”:	collectively, GP 1, LLC; GP 3, LLC; and GP 4, LLC

Address:	626 West Jackson
Chicago, Illinois 60661

Telephone:	(800) 217-7955
Facsimile:	(312) 756-4452
Attention:	David M. Kavanagh

“BUYER”:	Dearborn Capital Management, L.L.C.

Address:	626 West Jackson
Chicago, Illinois 60661

Telephone:	(800) 217-7955
Facsimile:	(312) 756-4452
Attention:	Patrick Meehan

DATE OF THIS AGREEMENT:	December 16, 2011

“DEBTOR”:	MF Global Inc.

FILING/PETITION DATE:	October 31, 2011

“BANKRUPTCY COURT”:	Southern District of New York

“BANKRUPTCY CASE”:	No. 11-02790 (MG) (SIPA)

AGREEMENT

1.   Assignment.  On the Effective Date (as defined below), SELLER hereby irrevocably sells, conveys, transfers and assigns unto BUYER all of SELLER’s right, title and interest in and to, or arising under or in connection with (i) SELLER’s claims (as the term “claim” is defined in Section 101(5) of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., the “Bankruptcy Code” and as otherwise supplemented by the relevant provisions of (x) the Securities Investor Protection Act of 1970, as amended, 15 U.S.C. § 78aaa et seq., “SIPA,” and/or (y) 17 C.F.R. §§ 190.01 through 190.10, the “Part 190 Regulations”) (such claims are hereinafter referred to as, the “Claim”) consisting of the aggregate amount of $12,374,301 of SELLER’s Customer Property (as the term “customer property” is defined in Section 761(9) of the Bankruptcy Code and as otherwise supplemented by the relevant provisions of SIPA and/or the Part 190 Regulations), claims, property, foreign secured accounts (and value thereof), and customer segregated accounts (and value thereof) against and/or held by Debtor as of the Effective Date, (ii) to the extent of the Claim, each of the documents, agreements, bills, invoices, stipulations and/or orders of the Bankruptcy Court which evidence, create and/or give rise to or affect in any material way the Claim (such documents, agreements, bills and invoices, agreements, stipulations and/or orders of the Bankruptcy Court, the “Claim Documents”), (iii) to the extent of the Claim, all rights to receive any cash, interest, fees, expenses, damages, penalties, security, property and/or other amounts in respect of or in connection with the Claim, including without limitation, any securities and/or other distributions made by the Debtor and/or James W. Giddens, as Trustee for the Debtor’s liquidation under SIPA (the “Trustee”) in respect of the Claim under or pursuant to any plan of reorganization or liquidation in the Bankruptcy Case, interim or final distribution(s) or otherwise, (iv) to the extent of the Claim, any and all claims, causes of action and/or voting and other rights and benefits arising under or relating to the Claim, (v) any and all proceeds of any of the foregoing.  All of the foregoing rights described in the preceding clauses (i) through and including (v) are hereinafter collectively referred to as the “Transferred Claim Rights”.

2.   Payment of Purchase Price.  The consideration paid by BUYER to SELLER for the Transferred Claim Rights, the receipt and sufficiency of which are hereby acknowledged by SELLER, is the purchase price set forth in Schedule I (the “Purchase Price”).  SELLER and BUYER acknowledge and agree that the Purchase Price shall be paid by wire transfer of immediately available funds to SELLER’s account set forth on Schedule II hereto no later than December 22, 2011.  The date on which BUYER pays the Purchase Price to SELLER is hereinafter referred to as the “Effective Date”.

3.   Seller Representations.  SELLER hereby represents and warrants to BUYER, that:  (i) SELLER is duly authorized and empowered to execute and perform this Agreement and the Evidence of Transfer (as defined below); (ii) this Agreement and the Evidence of Transfer constitute a valid, legal and binding agreement of SELLER, enforceable against SELLER in accordance with their respective terms; (iii) SELLER is the sole owner of and has good legal and beneficial title to the Transferred Claim Rights, free and clear of all liens, claims, security interests or encumbrances of any kind or nature whatsoever (“Liens”) and upon the consummation of the transactions contemplated hereby, BUYER will own and have good legal and beneficial title to the Claim, free and clear of all Liens; (iv) SELLER has not previously sold or assigned the Claim, in whole or in part, to any party; (v) neither the execution, delivery or performance of this Agreement or Evidence of Transfer nor consummation of the transactions contemplated hereby or thereby will violate or contravene any law, rule, regulation, order, agreement, or instrument affecting the SELLER or the Claim; (vi) except for any notice requirement under Rule 3001 of the Federal Rules of Bankruptcy Procedure and the court order allowing the Claim, no consent of, registration with, or approval of, or any other action by, any relevant person or entity (including any state or federal regulatory agency or commission) is or will be required for SELLER to execute, deliver, and perform its obligations under, this Agreement, or for the assignment contemplated herein to become effective; (vii) no payment has been received (by setoff or otherwise) by or on behalf of SELLER in full or partial satisfaction of the Claim; (viii) SELLER is not an insider of the Debtor within the meaning of Section 101(31) of the Bankruptcy Code, and is not a member of any creditors’ committee appointed in the Bankruptcy Case; (ix) SELLER is entitled to receive, and following the Effective Date BUYER shall be entitled to receive, all interest on the Claim, whenever accrued; (x) SELLER has agreed to the Purchase Price based on its own independent investigation and credit determination and has consulted with such advisors as it believes appropriate and has not relied on any representations made by BUYER; (xi) SELLER is aware that information which may be pertinent to SELLER’s decision to transfer the Transferred Claim Rights is available to SELLER and can be obtained from the Bankruptcy Court’s files or other publicly available sources; (xii) SELLER is aware that the consideration received herein for the sale of the Transferred Claim Rights may differ both in kind and amount from any distributions made pursuant to any plan of reorganization or liquidation confirmed by the Bankruptcy Court, or a court supervised liquidation, in the Bankruptcy Case; (xiii) other than the Bankruptcy Case, no litigation, arbitration or adversarial proceeding is pending or threatened against SELLER which may have a material adverse effect on the Claim or the enforceability of this Agreement or the transactions contemplated hereby; (xiv) SELLER has taken no action or engaged in any act, conduct or omission, or had any relationship with the Debtor, that could result in distributions being paid in respect of the Claim in a time or manner, or pro rata amount, different from other Customers (as the term “Customer” is defined in Section 761(9) of the Bankruptcy Code and as otherwise supplemented by the relevant provisions of SIPA and/or the Part 190 Regulations); (xv) SELLER (i) is a sophisticated entity with respect to the sale of the Transferred Claim Rights, (ii) has adequate information concerning the business and financial condition of the Debtor and its affiliates and the status of the Bankruptcy Case to make an informed decision regarding the sale of the Transferred Claim Rights and (iii) has independently and without reliance on BUYER, and based on such information as SELLER has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that SELLER has relied on BUYER’s express representations, warranties, covenants, agreements and indemnities in this Agreement; and (xvi) SELLER is an “accredited investor” as defined in Rule 501 under the Securities Act of 1933, as amended (“Securities Act”).  Without characterizing the Transferred Claim Rights as a “security” within the meaning of applicable securities laws, SELLER has not made any offers to sell, or solicitations of any offer to buy, all or any portion of the Transferred Claim Rights in violation of any applicable securities laws; and (xvii) SELLER has not received any written notice other than those publicly available in the Bankruptcy Case or otherwise that (i) any payment or other transfer made to or for the account of SELLER from or on account of Debtor under the Transferred Claim Rights is or may be void or voidable as an actual or constructive fraudulent transfer or as a preferential transfer or (ii) the Transferred Claim Rights, or any portion of them, are void, voidable, unenforceable or subject to any impairment.  As of the Effective Date, (xviii) Seller has received certain interim distributions in connection with the Bankruptcy Case from the Trustee in the aggregate amount of $9,173,949 (the “Prior Distributions”), including all distributions authorized under the Bankruptcy Court’s December 12, 2011 Order Granting Expedited Motion to Approve Further Transfers and Distributions for MF Global Inc. United States Commodity Futures Customers (the “Third Bulk Transfer Order”).

4.   Buyer Representations.  BUYER hereby represents and warrants to SELLER, as of the Effective Date, that:  (i) BUYER is duly authorized and empowered to execute and perform this Agreement and the Evidence of Transfer; (ii) this Agreement and the Evidence of Transfer constitute a valid, legal and binding agreement of BUYER, enforceable against BUYER in accordance with their respective terms; (iii) neither the execution, delivery or performance of this Agreement or Evidence of Transfer nor consummation of the transactions contemplated hereby or thereby will violate or contravene any law, rule, regulation, order, agreement, or instrument affecting the BUYER or the Claim; (iv) except for any notice requirement under Rule 3001 of the Federal Rules of Bankruptcy Procedure, and the court order allowing the Claim, no consent of, registration with, or approval of, or any other action by, any relevant person or entity (including any state or federal regulatory agency or commission) is or will be required for BUYER to execute, deliver, and perform its obligations under, this Agreement, or for the assignment contemplated herein to become effective; (v) BUYER is not an insider of the Debtor within the meaning of Section 101(31) of the Bankruptcy Code, and is not a member of any creditors’ committee appointed in the Bankruptcy Case; (vi) BUYER has agreed to the Purchase Price based on its own independent investigation and credit determination and has consulted with such advisors as it believes appropriate and has not relied on any representations made by SELLER, with respect to such investigation; (vii) BUYER is aware that information which may be pertinent to BUYER’s decision to purchase the Transferred Claim Rights is available to BUYER and can be obtained from the Bankruptcy Court’s files or other publicly available sources; (viii) BUYER is aware that the consideration paid herein for the purchase of the Transferred Claim Rights may differ both in kind and amount from any distributions made pursuant to any plan of reorganization or liquidation confirmed by the Bankruptcy Court, or a court supervised liquidation, in the Bankruptcy Case; (ix) no litigation, arbitration or adversarial proceeding is pending or threatened against BUYER which may have a material adverse effect on the enforceability of this Agreement or the transactions contemplated hereby; (x) BUYER (i) is a sophisticated entity with respect to the purchase of the Transferred Claim Rights, (ii) is able to bear the economic risk associated with the purchase of the Transferred Claim Rights, (iii) has adequate information concerning the business and financial condition of the Debtor and its affiliates and the status of the Bankruptcy Case to make an informed decision regarding the purchase of the Transferred Claim Rights, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of rights and the assumption of liabilities of the type contemplated by the Agreement and (v) has independently and without reliance on  SELLER, and based on such information as BUYER has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that BUYER has relied on SELLER’s express representations, warranties, covenants, agreements and indemnities in this Agreement; and (xi) BUYER is an “accredited investor” as defined in Rule 501 under the Securities Act of 1933, as amended (“Securities Act”).  Without characterizing the Transferred Claim Rights as a “security” within the meaning of applicable securities laws, BUYER is not purchasing the Transferred Claim rights with a view towards the sale or distribution thereof in violation of the Securities Act provided, however, that BUYER may resell the Transferred Claim Rights if such resale is in compliance with Section 15.

5.   Condition.  In addition to the other provisions set forth in this Agreement, BUYER’s agreement to pay the Purchase Price for the Transferred Claim Rights is expressly subject to and conditioned upon SELLER’s receipt of the Prior Distributions including, but not limited to, SELLER’s receipt of all interim distributions authorized to be paid to SELLER pursuant to the Third Bulk Transfer Order.

6.   Claim Adjustment.  If (A) all or any part of the Prior Distributions is avoided, disallowed, subordinated, reduced, objected to or otherwise impaired, in whole or in part, in the Bankruptcy Case for any reason whatsoever, or (B) all or a portion of the Prior Distributions is listed on the Debtor’s schedule of liabilities as unliquidated, contingent or disputed or a lesser amount than the Prior Distributions (each a “Disallowance”), then SELLER acknowledges and agrees that SELLER shall have no recourse against the BUYER, and BUYER (x) shall have no obligation whatsoever to reimburse, indemnify or otherwise make SELLER whole from such Disallowance and (y) the Claim shall not be adjusted; provided, however, if all or any part of the Claim is avoided, disallowed, subordinated, reduced, objected to or otherwise impaired, in whole or in part, in the Bankruptcy Case by reason of the determination of the Trustee, after the Effective Date, that revises his pre-Effective Date (i) calculations, (ii) settlement prices, (iii) valuations and/or (iv) reconciliation with the Debtor’s books and records, which determination impacts the calculation of the Claim (each a “Revised Trustee’s Claim Determination”), then SELLER agrees to immediately reimburse BUYER, on demand of BUYER, an amount equal to the portion of the Claim subject to any Revised Trustee’s Claim Determination, plus interest thereon at the Interest Rate (as defined below) from the Effective Date to the date of such repayment by SELLER to BUYER; provided, further, that such demand by BUYER shall not be deemed an election of remedies or any limitation on any other rights that BUYER may have hereunder or under applicable law.  If an order is entered in the Bankruptcy Court disapproving the transfer of the Claim or any portion thereof or if the Bankruptcy Court does not substitute BUYER for SELLER as the owner of the Claim, SELLER agrees to immediately repay, upon demand of BUYER, the consideration paid by BUYER hereunder, plus interest thereon at the Interest Rate from the date hereof to the date of such repayment by SELLER to BUYER.

7.  (a)    Seller’s Acknowledgements.  SELLER hereby acknowledges that (i) BUYER currently may have, and later may come into possession of, information with respect to the Transferred Claim Rights, the Debtor or any of its affiliates, the Bankruptcy Case and/or any state or federal regulatory review concerning the Debtor that is not known to SELLER and that may be material to a decision to sell the Transferred Claim Rights (“Seller Excluded Information”), (ii) SELLER has determined to sell the Transferred Claim Rights notwithstanding its lack of knowledge of the Seller Excluded Information and (iii) BUYER shall have no liability to SELLER, and SELLER waives and releases any claims that it might have against BUYER or any indemnitee of BUYER whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Seller Excluded Information in connection with the transactions contemplated hereby; provided, however, that SELLER Excluded Information shall not affect the truth or accuracy of BUYER’s representations or warranties in this Agreement.

(b)  Buyer’s Acknowledgements.  BUYER hereby acknowledges that (i) SELLER currently may have, and later may come into possession of, information with respect to the Transferred Claim Rights, the Debtor or any of its affiliates, the Bankruptcy Case and/or any state or federal regulatory review concerning the Debtor that is not known to BUYER and that may be material to a decision to purchase the Transferred Claim Rights (“Buyer Excluded Information”), (ii) BUYER has determined to buy the Transferred Claim Rights notwithstanding its lack of knowledge of the Buyer Excluded Information and (iii) SELLER shall have no liability to BUYER, and BUYER waives and releases any claims that it might have against SELLER with respect to the nondisclosure of the Buyer Excluded Information in connection with the transactions contemplated hereby; provided, however, that BUYER Excluded Information shall not affect the truth or accuracy of SELLER’s representations or warranties in this Agreement.

8.   Payments After Effective Date.  From and after the Effective Date, SELLER shall remit to BUYER any payments and/or other distributions in respect of the Transferred Claim Rights, and shall deliver to BUYER any notices or other documents delivered to SELLER (and not publicly available), SELLER shall accept the same on behalf of BUYER, and will hold the same on behalf of and in trust for BUYER and will deliver same forthwith to BUYER in the same form received, with the endorsement of SELLER where necessary or appropriate.  If SELLER fails to remit to BUYER any such payments within ten (10) business days of its receipt thereof, SELLER shall pay interest on such unpaid amounts from the date of its receipt to the date of payment to BUYER at the overnight Federal Funds Rate applicable at such time (“Interest Rate”).  If all or any portion of a payment or distribution received by SELLER and transferred to BUYER pursuant to this Section 8 is required to be returned or disgorged by SELLER to Debtor or any other entity, BUYER shall promptly return such payment or distribution to SELLER together with all related interest and charges payable by SELLER in respect thereof.

9.   Seller Covenants.  SELLER hereby covenants and agrees that, from and after the Effective Date:  (i) SELLER shall not take or engage in any act or conduct, or make any omission, that will result in any counterclaim, defense or claim (including any preference or fraudulent conveyance claim) or right of set-off, reduction, recoupment, disgorgement, impairment, avoidance, and disallowance or subordination by Debtor or any other entity (including without limitation by any state or federal governmental agency or commission),  of the Transferred Claim Rights or any distributions and/or payments made in respect thereof; (ii) SELLER shall execute and deliver, or to cause to be executed and delivered, all such instruments and documents (including any invoices, bills or other supporting documents evidencing the Claim), and to take all such action as BUYER may reasonably request in order to effectuate the intent and purposes of, and to carry out the terms of this Agreement, and to cause BUYER to become the legal and beneficial owner of the Claim.  Contemporaneously with the occurrence of the Effective Date and the delivery of  BUYER of its signature to this Agreement, SELLER shall execute and deliver to BUYER a Notice and Evidence of Transfer of Claim substantially in the form annexed hereto as Exhibit A (the “Evidence of Transfer”)

10.   Filing of and Defense of Claim.  SELLER hereby irrevocably appoints BUYER as its true and lawful attorney to demand, sue for, compromise and recover all such sums of money which now are, or may hereafter become due and payable for, or on account of the Claim herein assigned.  SELLER grants unto BUYER full authority to do all things necessary to enforce the Claim and SELLER’s rights thereunder pursuant to this Agreement.  SELLER agrees that the powers granted by this paragraph are discretionary in nature and exercisable at the sole option of BUYER.  BUYER shall have no obligation to take any action to prove, defend or demand or take any action with respect to the Claim or otherwise in the Bankruptcy Case.  SELLER agrees to execute, acknowledge and deliver all such further certificates, instruments and other documents, and to take all such reasonable further action as may be necessary or appropriate to effect assignment of the Claim and all interest therein to BUYER (including execution of the Evidence of Transfer of Claim attached to this Agreement), to cooperate with and assist BUYER in enforcing the Claim and to otherwise effectuate the intent of this Agreement.  SELLER agrees that BUYER may sell, transfer or assign the Claim together with all right, title and interest of BUYER in and to this Agreement and may transfer or assign its rights and obligations hereunder without the consent of SELLER.

11.  (a)      Seller Indemnity.  SELLER hereby agrees to indemnify, defend and hold BUYER and its respective officers, directors, employees, agents and controlling persons harmless from and against any and all losses, claims, damages and liabilities, including, without limitation, reasonable attorneys’ fees and expenses which result from (i) SELLER’s breach of any of its representations, warranties, covenants or agreements set forth in this Agreement; and (ii) any obligation of BUYER or SELLER to disgorge, in whole or in part, or otherwise reimburse (by setoff or otherwise) the Debtor or any other entity for any payments, property, setoffs or recoupments received, applied or effected by or for the account of SELLER under or in connection with the Prior Distributions and/or a Revised Trustee’s Claim Determination with respect to the Claim.

(b)  Buyer Indemnity.  BUYER hereby agrees to indemnify, defend and hold SELLER and its respective officers, directors, employees, agents and controlling persons harmless from and against any and all losses, claims, damages and liabilities, including, without limitation, reasonable attorneys’ fees and expenses which result from BUYER’s breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.   No Assumption of Obligations.  SELLER and BUYER acknowledge and agree that BUYER is not assuming hereunder or otherwise, and BUYER shall not be responsible for, any liabilities or obligations of SELLER to the Debtor or to any other person.

13.   Notice.  All payments and deliveries of cash, securities or other amounts to be paid, made and/or delivered under or pursuant to this Agreement, shall be paid, made and/or delivered, as the case may be, in accordance with the parties’ instructions set forth on Schedule II hereto.  All communications between SELLER and BUYER, or notices or other information sent under this Agreement shall be in writing, hand-delivered or sent by overnight courier or telecopier, and addressed to the relevant party at its address or facsimile number specified above, or at such other address or facsimile number as such party may request in writing.  All such communications and notices shall be effective upon receipt.

14.   Further Assurances.  Subject to Section 10 hereof, each of the Parties hereto agrees, at the cost and expense of the requesting Party, to execute and deliver, or to cause to be executed and delivered, all such instruments (including all necessary endorsements) and to take all such action as the other Party may reasonably request (including delivery of such documents as may be necessary to support the Claim) in order to (i) effectuate the intent and purposes of, and to carry out the terms of this Agreement, and (ii) further effect the transfer of legal, beneficial and record ownership of the Claim to BUYER.

15.   Miscellaneous.  All representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement and the purchase and sale of the Claim.  This Agreement shall inure to the benefit of, be binding upon shall be enforceable by the parties hereto and their respective successors; provided that, the obligations of SELLER contained herein shall continue and remain in full force and effect until fully paid, performed and satisfied by SELLER.  BUYER shall have the right to sell, assign, convey and/or participate all or any portion of the Transferred Claim Rights without the consent of or notice to SELLER.  This Agreement and the Evidence of Transfer may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one agreement binding all of the parties hereto.  This Agreement and the Evidence of Transfer constitute the complete agreement of the parties hereto with respect to the subject matter referred to herein and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of any nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Agreement.  This Agreement cannot be amended, modified or supplemented except by an instrument in writing executed by the parties hereto.  If any provision of this Agreement or any other agreement or document delivered in connection with this Agreement is partially or completely invalid or unenforceable in any jurisdiction, then that provision shall be ineffective in that jurisdiction only to the extent of its invalidity or unenforceability, but the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall be construed and enforced as if that invalid or unenforceable provision were omitted, nor shall the invalidity or unenforceability of that provision in one jurisdiction affect its validity or enforceability in any other jurisdiction.

THIS AGREEMENT AND THE EVIDENCE OF TRANSFER SHALL BE CONSTRUED AND THE OBLIGATIONS OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THEREOF).  THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK AND THE STATE WHERE THE BANKRUPTCY CASE IS PENDING IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SELLER HEREBY WAIVES ANY NOTICE REQUIREMENT IMPOSED BY RULE 3001(e) OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE, AND CONSENTS TO THE SUBSTITUTION OF BUYER FOR SELLER FOR ANY PURPOSE IN THE BANKRUPTCY CASE RELATING TO THE CLAIM, INCLUDING, WITHOUT LIMITATION, FOR VOTING AND DISTRIBUTION PURPOSES WITH RESPECT TO THE CLAIM.

(Signatures On Next Page)

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement by their duly authorized representatives as of the date first written above.

DEARBORN CAPITAL MANAGEMENT, L.L.C. By: /s/David M. Kavanagh David M. Kavanagh President	GP 1, LLC By: Dearborn Capital Management, L.L.C., its Manager By: /s/David M. Kavanagh David M. Kavanagh President
GP 3, LLC By: Dearborn Capital Management, L.L.C., its Manager By: /s/David M. Kavanagh David M. Kavanagh President
GP 4, LLC By: Dearborn Capital Management, L.L.C., its Manager By: /s/David M. Kavanagh David M. Kavanagh President

SCHEDULE I

PURCHASE PRICE

SELLER / CLAIMANT:	GP 1, LLC

GP 1, LLC CLAIM AMOUNT:	$5,826,209

GP 1, LLC PURCHASE PRICE	$5,826,209

* * *

SELLER / CLAIMANT:	GP 3, LLC

GP 3, LLC CLAIM AMOUNT:	$2,438,902

GP 3, LLC PURCHASE PRICE	$2,438,902

* * *

SELLER / CLAIMANT:	GP 4, LLC

CLAIM AMOUNT:	$4,109,190

PURCHASE PRICE	$4,109,190

* * *

Total Claim Amount:	$12,374,301

Total Purchase Price:	$12,374,301

EXHIBIT A

EVIDENCE OF TRANSFER OF CLAIM

TO:	THE DEBTOR AND THE BANKRUPTCY COURT
Assignor:	collectively, GP 1, LLC; GP 3, LLC; and GP 4, LLC
Assignee:	Dearborn Capital Management, L.L.C.

For value received, the adequacy and sufficiency of which are hereby acknowledged, Assignor hereby unconditionally and irrevocably sells, transfers and assigns to Assignee all of its right, title, interest, claims and causes of action in and to, or arising under or in connection with, Assignor’s claims (as the term “Claim” is defined in Section 101(5) of the U.S. Bankruptcy Code and as otherwise supplemented by the relevant provisions of (x) the Securities Investor Protection Act of 1970, as amended, 15 U.S.C. § 78aaa et seq., “SIPA,” and/or (y) 17 C.F.R. §§ 190.01 through 190.10, the “Part 190 Regulations”) consisting of the aggregate amount of $12,374,3011 of SELLER’s customer property (as the term “Customer Property” is defined in Section 761(9) of the Bankruptcy Code and as otherwise supplemented by the relevant provisions of SIPA and/or the Part 190 Regulations), claims, property, foreign secured accounts (and value thereof), and customer segregated accounts (and value thereof) against and/or held by MF Global Inc. (“Debtor”) in the bankruptcy case No. 11-02790 (MG) (SIPA), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), and any and all proofs of claim or other proof filed by Assignor with the Bankruptcy Court and/or sent to James W. Giddens, as Trustee for the Debtor’s liquidation under SIPA (the “Trustee”), in respect of the foregoing claim (the “Transferred Claim”).

Assignor hereby waives any objection to the transfer of the Transferred Claim to Assignee on the books and records of the Debtor and the Bankruptcy Court, and hereby waives to the fullest extent permitted by law any notice or right to a hearing as may be imposed by Rule 3001 of the Federal Rules of Bankruptcy Procedure, the Bankruptcy Code, applicable local bankruptcy rules or applicable law.  Assignor acknowledges and understands, and hereby stipulates, that an order of the Bankruptcy Court may be entered without further notice to Assignor transferring to Assignee the foregoing claim and recognizing the Assignee as the sole owner and holder of the claim.  Assignor further directs the Debtor, the Trustee, the Bankruptcy Court and all other interested parties that all further notices relating to the claim, and all payments or distributions of money or property in respect of claim, shall be delivered or made to the Assignee.

SIGNATURE PAGE FOLLOWS

_________________________
1 The total claim of $12,374,301 includes the claims of GP 1, LLC ($5,826,209), GP 3, LLC ($2,438,902) and GP 4, LLC ($4,109,190).

IN WITNESS WHEREOF, this EVIDENCE OF TRANSFER OF CLAIM IS EXECUTED THIS ___ day of December 2011.

ASSIGNOR: GP 1, LLC By: ___________________________________ Name: Title:	ASSIGNEE: Dearborn Capital Management, L.L.C. By: __________________________________ Name: Title:
GP 3, LLC By: ___________________________________ Name: Title:
GP 4, LLC By: ___________________________________ Name: Title: